NON-RECOURSE TERM LOAN AGREEMENT



     NON-RECOURSE TERM LOAN AGREEMENT ("Agreement") made as of the 30th day of September, 1997 by and between DOBSON OPERATING COMPANY, an Oklahoma corporation with its principal office at 13439 North Broadway Extension, Oklahoma City, Oklahoma 73114 ("DOC") and GILA RIVER TELECOMMUNICATIONS SUBSIDIARY, INC., a corporation organized pursuant to Gila River Indian Community Resolution Number GR-10-97, having an office at 7065 West Allison Road, Box 5015, Chandler, Arizona 85226, which after the date hereof shall be known as Gila River Telecommunications, Inc. ("Borrower").

                     W I T N E S S E T H   T H A T:

     Borrower has requested a $6,110,554.75 secured non-recourse term loan (the "Loan") from DOC and DOC has agreed to make the Loan upon the terms and subject to the conditions hereinafter set forth. Capitalized terms set forth herein are defined in Article I of this Agreement.

                                ARTICLE I

                               DEFINITIONS

     As used herein, the following terms shall have the indicated meanings:

          "BASE RATE" on any date shall mean the rate of interest then in effect and being charged to DOC by the Senior Lenders pursuant to the Senior Loan Agreement.

          "COLLATERAL" shall mean all of the Borrower's interest in the Partnership, as more fully described in the Partnership Agreement, and evidenced by a Certificate of General Partnership Interest (the "Certificate"), together with any cash or property received in exchange or in substitution for or in respect of such partnership interest (such partnership interest and any income, proceeds, cash or other property received in exchange or substitution therefor or in respect of are collectively referred to herein as the "Partnership Interest"), including distributions which may be made on, or distributed in consequence of the ownership of, the Partnership Interest, (the "Partnership Distributions") and any securities, instruments or distributions of any kind issuable, issued or received upon conversion of, in respect of, or in exchange for the Partnership Interest; all proceeds thereof; and all equity interests or other rights issued by the Partnership which are now or hereafter owned by Borrower.

          "COSTS" shall mean all costs and expenses incurred or to be incurred by DOC or Borrower in connection with or incidental to an Event of Default in connection with the Loan including, without limitation, filing fees, fees associated with UCC lien search reports, legal fees and all other costs and fees incurred in connection therewith.

          "DEFAULT RATE" shall have the meaning specified in Section 7.02 of this Agreement.

          "EVENT OF DEFAULT" shall have the meaning specified in  Section
     7.01 of this Agreement.

          "GOVERNMENTAL AUTHORITY" shall mean the United States government, any state or other political subdivision thereof, any agency, court or body of the United States government, any state or other political subdivision thereof, or any quasi-governmental agency or authority exercising executive, legislative, judicial, regulatory or administrative functions.

          "LOAN" shall have the meaning set forth in the preamble of this Agreement.

          "LOAN DOCUMENTS" shall mean this Agreement, the Note, the Security Agreement, and all other documents or instruments executed and delivered by or on behalf of Borrower in connection with the Loan and the transactions contemplated hereby, as the same may be supplemented or amended from time to time.

          "MATURITY DATE" shall mean the earliest of (i) December 31, 2013; (ii) a Sale of the Partnership and (iii) the date upon which all Principal and Accrued Interest have been repaid by Borrower to DOC.

          "NOTE" shall mean the $6,110,554.75 secured term non-recourse note of even date herewith in the form attached hereto as EXHIBIT A, made by Borrower in favor of DOC to evidence the Loan, as the same may be supplemented or amended from time to time.

          "PARTNERSHIP" means Gila River Cellular General Partnership, a general partnership organized pursuant to the provisions of the Uniform Partnership Act of the State of Arizona.

          "PARTNERSHIP AGREEMENT" means that certain Amended and Restated Partnership Agreement of the Partnership between Borrower and Dobson Communications of Arizona, Inc. dated as of September 30, 1997 (the former partners of which were U.S. West New Vector Group, Inc., Tohono O'Odham Utility Authority, Gila River Telecommunications, Inc. and Aztel, Inc.).

          "PERSON" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization or any governmental department or agency, or political subdivision thereof.

          "SALE OF THE PARTNERSHIP" shall mean a single transaction or group of related transactions between the Partnership and/or its partners and any Person or group of Persons pursuant to which such Person or group of Persons will (i) acquire all or substantially all of the ownership interests in the Partnership, (ii) acquire all or substantially all of the Partnership's assets or (iii) consummate a merger or consolidation as a result of which the partners of the Partnership who own partnership interests of the Partnership prior to such transaction(s) shall own less than 50% of the ownership interests of the surviving Person or its Parent.

          "SECURITY AGREEMENT" shall mean that certain Collateral Assignment and Pledge Agreement of even date herewith made by Borrower in favor of DOC as security for the obligations, indebtedness and liabilities of Borrower to DOC, whether under the Note or otherwise, creating a first priority lien on the Collateral, as the same may be supplemented or amended from time to time.

          "SECURITY  DOCUMENTS" shall  have  the  meaning  set  forth  in
     Section 2.06 of this Agreement.

          "SENIOR  LENDERS"   shall   mean   those  banks  and  financial
     institutions named as "Banks" in the Senior Loan Agreement.

          "SENIOR LOAN AGREEMENT" shall mean that certain Second Amended and Restated Credit Agreement dated February 27, 1997, as amended, between DOC and certain of its subsidiaries and CoreStates Bank, N.A. for itself and as administrative agent (the "Administrative Agent"), and the other "Banks" named therein. It is expressly understood that Borrower shall have no direct obligations under the Senior Loan Agreement for any reason whatsoever; provided however that Borrower acknowledges and agrees that DOC is collaterally assigning its rights under the Loan Documents and the Collateral to the Administrative Agent on behalf of the Banks to secure its obligations under the Senior Loan Agreement and agrees to make payments of the Loan directly to Administrative Agent consistent with the terms thereof in the event the Administrative Agent enforces its rights under such collateral assignment.

                               ARTICLE II

                              GENERAL TERMS

     Section 2.01. AMOUNT OF LOAN. Borrower agrees to borrow from DOC the principal sum of Six Million One Hundred Ten Thousand Five Hundred Fifty-four Dollars and seventy-five cents ($6,110,554.75) and DOC agrees to make the Loan to Borrower, subject to all the terms and conditions of this Agreement.

     SECTION 2.02.  NOTE.  The Loan shall be evidenced by the Note, which
Note is hereby incorporated herein by reference and made a part hereof.

     SECTION 2.03.  PAYMENTS OF PRINCIPAL AND INTEREST ON THE LOAN.

          (a) The outstanding principal balance of the Loan and Accrued Interest (as hereinafter defined) thereon shall bear interest at a rate per annum equal to the Base Rate with each change in said rate to be effective on the effective date of each change in the Base Rate (without notice to Borrower) under the Senior Loan Agreement. Interest will be computed in arrears and based on a three hundred sixty (360) day year counting the actual number of days elapsed. Borrower shall make payments of accrued interest and prepayments of principal on the Note as and to the extent Borrower is entitled to receive Partnership Distributions; PROVIDED, HOWEVER, from and after September 30, 1998 only 60% of the Partnership Distributions shall be applied to the payment of accrued interest and principal on the Note. All such payments shall be applied first to accrued and unpaid interest and the balance thereof to principal on the Note. To the extent that such Partnership Distributions are not sufficient to pay in full all interest then accrued on the Note as of the end of any calendar year, the unpaid amounts shall be accrued (such amounts being referred to herein as the "Accrued Interest"). A final payment of all remaining principal and accrued interest will be made by Borrower to DOC on the Maturity Date.

          (b) By its execution hereof, Borrower irrevocably authorizes and directs the Partnership to deliver all Partnership Distributions until September 30, 1998 and 60% of Partnership Distributions after September 30, 1998 to DOC for application to the Note in accordance with
Section 2.03(a) hereof.

     SECTION 2.04. PREPAYMENT PERMITTED. Borrower may prepay the principal of the Note, in whole at any time, or in part from time to time, upon not less than two (2) business days' prior notice to DOC, and provided in the case of a partial payment, that such payment is in an amount of not less than Ten Thousand Dollars ($10,000). Any such prepayment shall be made without premium or penalty. Each prepayment shall be accompanied by the interest accrued on the principal amount so prepaid through the date of prepayment.

     SECTION 2.05. USE OF PROCEEDS. The proceeds of the Loan shall be used exclusively by Borrower for: (i) the purchase of Partnership Interests and (ii) the payment of any costs or expenses incurred by Borrower in connection with or incidental to the Loan or the purchase of Partnership Interests.

     SECTION 2.06. SECURITY. The obligations, indebtedness and liabilities of Borrower to DOC, whether under the Note or otherwise, shall be secured by a first priority pledge and security interest in the Collateral pursuant to the terms of the Security Agreement. The Security Agreement, together with any and all other agreements and instruments now or hereafter securing the Note, are sometimes hereinafter referred to collectively as the "Security Documents" and individually as a "Security Document".

                               ARTICLE III

                     REPRESENTATIONS AND WARRANTIES

     To induce DOC to enter into this Agreement and to make the Loan, Borrower hereby represents and warrants to DOC (which representations and warranties shall survive the delivery of the Note and the making of the
Loan) that:

     SECTION 3.01. ORGANIZATION, ETC. Borrower (a) is duly organized, validly existing and in good standing under the laws of Gila River Indian Community, and (b) has full power and authority to own its properties and to execute, deliver and perform its obligations under the Loan Documents.

     SECTION 3.02. AUTHORIZATION, COMPLIANCE, ETC. The execution and delivery of, and the performance by Borrower of its obligations under the Loan Documents (a) have been duly authorized by all requisite corporate action of Borrower, (b) will not violate any provision of law, any order of any court or other agency of government, or the Articles of Incorporation or By-laws of Borrower, and (c) will not violate any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be provided by this Agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower pursuant to, any such indenture, agreement or instrument. Borrower is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any tribal or Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of the Loan Documents, or if required, such consent, approval or authorization has been obtained or such filing has been made.

     SECTION 3.03. LITIGATION. There is no action, suit or proceeding at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower's interest in the Partnership or the Collateral.

     SECTION 3.04. TITLE TO PROPERTIES. Borrower has good title to the Collateral, free and clear of all mortgages, security interests, restrictions, liens and encumbrances of any kind other than as encumbered by this Agreement and the Security Documents.

                               ARTICLE IV

                      CONDITIONS OF MAKING THE LOAN

     The obligation of DOC to make the Loan hereunder is subject to compliance by Borrower with the following conditions precedent:

          (a) The representations and warranties set forth in Article III hereof and in all other Loan Documents shall be true and correct on and as of the date hereof and the date the Loan is made.

          (b) Borrower shall have executed and delivered to DOC, upon the execution of this Agreement, the following:

               (i)  The Note;

               (ii) The Security Documents, together with all other documents required by the terms thereof, including, but not limited to, the Certificate;

               (iii) A certificate of the Chairman of Borrower certifying to (a) the votes of Borrower's Board of Directors authorizing the execution, delivery and performance of this Agreement and all other Loan Documents, and (b) the names of the officers or other representatives of Borrower authorized to sign this Agreement, the Note, the Security Documents and any other Loan Documents or certificates (or any amendments thereto) to be delivered pursuant to this Agreement (or any amendments thereto) by Borrower or any of its officers, together with the true signatures of such officers. DOC may conclusively rely on such certificate until it shall receive a further certificate of the Chairman of Borrower canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

          (c) DOC shall have received the favorable written opinion of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, counsel for Borrower, dated the date of the Loan, satisfactory to DOC and its counsel in scope and substance.

          (d) All legal matters incident to the transactions hereby contemplated shall be satisfactory to counsel for DOC.

          (e) No Event of Default, nor any event which upon notice or lapse of time, or both, would constitute such an Event of Default, shall have occurred and be continuing.

                                ARTICLE V

                          AFFIRMATIVE COVENANTS

     Borrower covenants and agrees that, from the date hereof and until payment in full of the principal of, and interest on, the Note and any other indebtedness, obligation and liability of Borrower to DOC under the Loan Documents, whether now existing or arising hereafter, Borrower will:

     SECTION 5.01.  PRESERVATION OF EXISTENCE; COMPLIANCE WITH LAW.

          (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises; and

          (b) Comply with all applicable laws and regulations, whether now in effect or hereafter enacted or promulgated by any Governmental Authority having jurisdiction over Borrower.

     SECTION 5.02. TAXES, ETC. Pay and discharge or cause to be paid and discharged all taxes, if any, assessments and governmental charges or levies imposed upon it, if any, or upon its respective income and profits or upon any of its property, real, personal or mixed, or upon any part thereof, unless disputed in good faith, before the same shall become in default, which, if unpaid, might become a lien or charge upon the Collateral or any part thereof.

     SECTION 5.03. NOTICE OF PROCEEDINGS. Give prompt written notice to DOC of any proceedings instituted against it by or in any Federal or state court or before any commission or other regulatory body, whether Federal, state or local that have a reasonable likelihood of affecting the Borrower's interest in the Partnership or the Collateral.

     SECTION 5.04. NOTICE OF EVENT OF DEFAULT. Promptly advise DOC of any material adverse change in its condition, financial or otherwise that have a reasonable likelihood of affecting or impairing the Borrower's interest in the Partnership or the Collateral, or of the occurrence of any Event of Default.

                               ARTICLE VI

                           NEGATIVE COVENANTS


     Borrower covenants and agrees that, until payment in full of the principal of, and interest on, the Note and any other indebtedness, obligation or liability of Borrower to DOC, whether now existing or arising hereafter, Borrower will not, directly or indirectly:

     SECTION 6.01. LIENS. Create, incur, assume or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on the Partnership Interest or the Collateral.

     SECTION 6.02. DISPOSITION OF COLLATERAL. Sell, lease, transfer or otherwise dispose of any Partnership Interest or the Collateral.

     SECTION 6.03. FUNDAMENTAL CHANGES. Dissolve, liquidate, consolidate with or merge with, any corporation or entity other than a merger or a consolidation with any subsidiary ("Affiliate Transaction") of Gila River Indian Community ("GRIC Subsidiary"); PROVIDED, HOWEVER, that prior to any such Affiliate Transaction the surviving entity shall execute and deliver such new Security Documents and assignments of this Loan Agreement and the Note as DOC may reasonably request.

                               ARTICLE VII

            DEFAULTS/RIGHTS AND REMEDIES OF DOC UPON DEFAULT

     Section 7.01. EVENTS OF DEFAULT. In each case of happening of any of the following events (each of which is herein and in the Note sometimes called an "Event of Default"):

          (a) any representation or warranty made herein, or in any of the Security Documents shall prove to be false or misleading in any material respect and shall continue to be false or misleading for five
(5) days after notice thereof by DOC to Borrower;

          (b) default in the payment of the principal of, or interest on, the Note or any other indebtedness, obligation or liability of Borrower to DOC when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise and only as a result of any action or omission within the control of or caused by Borrower and such default shall continue unremedied for twenty (20) days after notice thereof by DOC to Borrower of its default;

          (c) default in the due observance or performance of any other material covenant, condition or agreement, on the part of Borrower to be observed or performed pursuant to the terms hereof, relating to the Loan, the Partnership Interest or the Collateral other than (i) as set forth in other paragraphs of this Article VII or (ii) a default by Borrower as a result of any act or omission of DOC, and such default shall continue unremedied for twenty (20) days after notice thereof by DOC to Borrower of its default;

          (d) the occurrence of an "Event of Default" as defined in any Security Document (other than an Event of Default defined under this Section 7.01) and such Event of Default shall continue unremedied for twenty (20) days after notice thereof by DOC to Borrower;

          (e) Borrower shall, in any way which would materially adversely affect or impair the Collateral, (i) apply for or consent to or suffer the appointment of a receiver, trustee, custodian or liquidator of it, (ii) admit in writing its inability to pay its debts as they mature,
(iii) make a general assignment for the benefit of creditors, (iv) file, or have filed against it, a petition for relief under Title 11 of the United States Code and if such petition is filed against Borrower, such petition is not dismissed within ninety (90) days after such filing or
(v) file, or have filed against it, a petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, and if such petition is filed against Borrower, such petition is not dismissed within ninety (90) days after such filing, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if corporate action shall be taken for the purpose of effecting any of the foregoing;

then, upon the occurrence of any such Event of Default and at any time thereafter during the continuance of such Event of Default, DOC may, by notice to Borrower, declare the Note and any and all other liabilities, indebtedness and obligations of Borrower to DOC to be due and payable. Upon DOC's declaration, such liabilities, indebtedness and obligations shall become immediately due and payable, both as to principal and interest, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note or other evidence of such indebtedness, obligations and liabilities to the contrary notwithstanding (except in the case of an Event of Default under paragraph (e) of this Section 7.01, in which event this Agreement shall automatically terminate and the Note and all other indebtedness,  obligations  and  liabilities  of  Borrower  to DOC  shall automatically become due and payable). DOC may enforce all of the rights, powers and remedies possessed by DOC under this Agreement, the Security Documents or under any agreement securing the obligations of Borrower hereunder, whether afforded by the Uniform Commercial Code or otherwise afforded by law or in equity. NOTWITHSTANDING ANY OTHER
PROVISION OF THIS AGREEMENT OR THE NOTE TO THE CONTRARY, IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT THE OBLIGATIONS OF THE BORROWER ARE WITHOUT RECOURSE TO THE BORROWER OR ANY OF THE ASSETS OF THE BORROWER OTHER THAN THE COLLATERAL AND DOC MAY LOOK SOLELY TO THE COLLATERAL FOR THE SATISFACTION OF THE NOTE AND ANY AND ALL OTHER LIABILITIES, INDEBTEDNESS AND OBLIGATIONS TO DOC IN CONNECTION THEREWITH. Borrower agrees to pay DOC's attorneys' fees and legal expenses incurred in enforcing DOC's rights, powers and remedies under this Agreement, the Note, the Security Documents and any other agreement securing the liabilities, indebtedness or obligations of Borrower to DOC.

     SECTION 7.02. RIGHT OF BORROWER TO TRANSFER PARTNERSHIP INTEREST. Notwithstanding any other provision of this Agreement or the Note to the contrary, it is specifically agreed and understood that Borrower may at any time transfer the Partnership Interest, free and clear of all mortgages, security interest, restrictions, liens and encumbrances of any kind (other than as encumbered by this Agreement and the Security Documents), to DOC and upon such transfer, DOC will cancel the Note and terminate this Agreement and the Security Documents.

                              ARTICLE VIII

                              MISCELLANEOUS

     Section 8.01. SURVIVAL. This Agreement and all covenants, agreements, representations and warranties herein and in the certificates delivered pursuant hereto, shall survive the making by DOC of the Loan, the execution and delivery to DOC of the Note, and shall continue in full force and effect so long as the Note is outstanding and unpaid.

     SECTION 8.02. EXPENSES. Borrower will reimburse DOC upon demand for all Costs in connection with an Event of Default under this Agreement, the Note, the Security Documents, and for all out-of-pocket costs in connection with any amendments, modifications, consents or waivers requested by the Borrower in respect of this Agreement, the Note, the Security Documents and other Loan Documents and any enforcement hereof or thereof.

     SECTION 8.03. GOVERNING LAW. THIS AGREEMENT AND THE NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SAID STATE.

     SECTION 8.04. AMENDMENT; MODIFICATIONS. No modification or waiver of any provision of this Agreement, or of the Note, or of any of the Security Documents, nor consent to any departure by Borrower from a provision, shall be effective unless the same shall be in writing. A written consent shall be effective only in the specific instance, and for the purpose, for which given. No notice to, or demand, on Borrower, in any one case, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

     SECTION 8.05. WAIVER. Neither any failure nor any delay on the part of DOC in exercising any right, power or privilege hereunder, or under the Note, or any Security Document shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or future exercise, or the exercise of any other right, power or privilege.

     SECTION 8.06. NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing, including, without limitation, facsimile transmission ("FAX") and mailed or delivered by overnight courier, or transmitted by FAX confirmed in writing mailed to the addressee, to the applicable party at the addresses indicated below:

     if to DOC:

          Dobson Operating Company
          13439 North Broadway Extension
          Oklahoma City, Oklahoma  73114
          Attention:  Everett Dobson, President
          Fax No: 405-391-8515

     if to Borrower:

          Gila River Telecommunications, Inc.
          7065 West Allison Road, Box 5015
          Chandler, AZ  85226
          Attention: Robert Porter
          FAX No.: 520-796-7534

or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon the earlier to occur of (a) the third day following deposit thereof in the United States mail, (b) twelve noon local time on the first business day following timely deposit thereof with an overnight courier service or (c) receipt by the party to whom such notice is directed.

     SECTION 8.07. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower and DOC and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of DOC.

     SECTION 8.08. ARBITRATION. Any differences, claims or matters in dispute arising between the parties out of the interpretation, performance, breach or enforcement of this Loan Agreement or connected herewith, that cannot otherwise be resolved by the parties shall be submitted by them to binding arbitration in accordance with the then effective commercial arbitration rules of the American Arbitration Association by an arbitrator mutually agreed upon by the parties, or in the event of failure to agree upon a single arbitrator, one arbitrator shall be selected by each party and the arbitrators selected by the parties shall appoint an additional arbitrator. The decision, award, determination, order or relief, whether in law or in equity, of the majority of the arbitrators on such matters shall be final and conclusive and a judgment on such decision may be entered in any federal or Arizona court of competent jurisdiction. Such arbitrators shall have no power to modify or amend any of the provisions of this Loan Agreement and their jurisdiction is limited accordingly. Any arbitration under this Section
8.08 will occur in Maricopa County, Arizona or such other place as the parties may agree. Any party requesting arbitration hereunder shall give notice to the other party ten (10) days prior to requesting arbitration hereunder.

     SECTION 8.09 REORGANIZATION DOCUMENTS. It is understood and agreed that this Agreement has been entered into in connection with the transactions contemplated by (i) the Capital Contribution Agreement ("Subscription Agreement") between Gila River Telecommunications, Inc., a corporation formed pursuant to Gila River Indian Community Resolution Number 91-175 (the "Corporation") and Associated Telecommunications and Technologies, Inc. ("ATTI"); (ii) the Stock Redemption Agreement (the "Redemption Agreement") by and between the Corporation and Gila River Indian Community ("GRIC"); (iii) the Assignment and Assumption Agreement (the "Assignment and Assumption Agreement") by and between Dobson Cellular of Arizona, Inc. ("DCA") and Borrower; (iv) the Second Amended and Restated Partnership Agreement ("Partnership Agreement") of Gila River Cellular General Partnership (the "Partnership") by and between Borrower and DCA; and (v) the Purchase Agreement (the "Purchase Agreement") by and among Aztel, Inc., the Corporation, U.S. West NewVector Group, Inc., Tohono O'odham Utility Authority and DCA (the Subscription Agreement, the Redemption Agreement, Assignment and
Assumption Agreement, the Partnership Agreement and the Purchase Agreement together, the "Reorganization Documents") and that drafts of the Reorganization Documents have been provided to the Borrower and DOC. If any of the transactions contemplated by the Reorganization Documents should fail to occur, then this Agreement and the transactions contemplated hereby shall be null and void and of no further force or effect.

     SECTION 8.10. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 8.11. SECTION HEADINGS. Any Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. As used in this Agreement, the term "person" shall include any individual, corporation, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     SECTION 8.12. INTEGRATION. This Agreement supersedes all other prior dealings between the parties hereto and their respective agents, employees or officers with respect to the credit facilities extended hereby, and this Agreement, together with the other Loan Documents, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, DOC and Borrower have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                 DOBSON OPERATING COMPANY

                                 By  EVERETT DOBSON
                                     Everett Dobson
                                   Title:  President

                                 BORROWER:

                                 GILA RIVER TELECOMMUNICATIONS SUBSIDIARY, INC.

                                 By  DARRELL GERLAUGH
                                     Darrell Gerlaugh
                                     Title:  President

                          SCHEDULE OF EXHIBITS

Exhibit A - Form of Secured Term Note

                                                                  EXHIBIT A


                      SECURED NON-RECOURSE TERM NOTE


$6,110,554.75                                          September 30, 1997


     FOR VALUE RECEIVED, GILA RIVER TELECOMMUNICATIONS SUBSIDIARY, INC., a corporation organized pursuant to Gila River Indian Community Resolution No. GR-10-97, with an office at 7065 West Allison Road, Chandler, Arizona 85226-5135 ("Borrower"), promises to pay to DOBSON OPERATING COMPANY, an Oklahoma corporation ("DOC") or to its order, at its principal office at 13439 North Broadway Extension, Oklahoma City, Oklahoma 73114, the principal sum of Six Million One Hundred Ten Thousand Five Hundred Fifty-four Dollars and seventy-five cents ($6,110,554.75). This Note is the "Note" referred to in, made pursuant to the terms of, and governed by that certain Non-Recourse Term Loan Agreement by and between DOC and Borrower of even date herewith (hereinafter, as amended or otherwise modified from time to time, the "Loan Agreement"), which Loan Agreement is hereby incorporated herein as if set forth at length. This Note is entitled to all of the benefits of the Loan Agreement, including provisions governing the payment and the acceleration of maturity hereof. This Note is secured, inter alia, by certain "Security Documents" (as defined in the Loan Agreement) and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined have the meaning given such terms in the Loan Agreement.

     Interest shall accrue on the unpaid principal balance of this Note at the Base Rate. Principal and interest hereunder is payable as set forth in
Section 2 of the Loan Agreement and the unpaid principal balance and all accrued and unpaid interest shall be paid on the Maturity Date. All payments hereon will be applied first to accrued and unpaid interest hereunder calculated in arrears, and then to the principal balance outstanding hereunder.

     Payments of both principal and interest as required hereunder shall be made in lawful money of the United States of America in immediately available funds at the office of DOC set forth above. If any payment of principal or interest shall become due on a Saturday, Sunday, public holiday under the laws of the State of Oklahoma or on any other day on which banking institutions are authorized or obligated by law to close in Oklahoma City, Oklahoma, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

     If an Event of Default as defined in the Loan Agreement, or in any of the Security Documents has occurred and is continuing, the entire unpaid principal balance, and all other sums paid by DOC to or on behalf of Borrower pursuant to the terms of this Note, the Loan Agreement, the Security Documents, together with unpaid interest thereon, shall at the option of DOC become immediately due and payable without further notice or demand and DOC may forthwith exercise the remedies available to DOC at law and in equity as well as those remedies set forth in this Note, the Loan Agreement, the Security Documents and the other Loan Documents and one or more executions may forthwith issue on any judgment or judgments obtained by virtue thereof; and no failure on the part of DOC to exercise any of DOC's rights hereunder or under any other Loan Document shall be deemed a waiver of any such rights or of any default.

     Borrower hereby waives presentment for payment, protest and demand, and notice of protest, demand and/or dishonor and nonpayment of this Note, notice of any Event of Default under the Loan Documents except as specifically provided therein, and all other notices or demands otherwise required by law that Borrower may lawfully waive. Borrower expressly agrees that this Note, or any payment hereunder, may be extended from time to time, without in any way affecting the liability of Borrower. No unilateral consent or waiver by DOC with respect to any action or failure to act which, without consent, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by DOC.

     The rights and obligations of Borrower and all provisions hereof shall be governed by and construed in accordance with the laws of the State of Arizona.

     Any differences, claims, or matters in dispute arising between the parties out of the interpretation, performance, breach or enforcement of this Note or connected herewith, that cannot otherwise be resolved by the parties shall be submitted by them to binding arbitration in accordance with the then effective commercial arbitration rules of the American Arbitration Association by an arbitrator mutually agreed upon the parties, or in the event of failure to agree upon a single arbitrator, one arbitrator shall be selected by each party and the arbitrators selected by the parties shall appoint an additional arbitrator. The decision, award, determination, order or relief, whether in law or in equity, of the majority of the arbitrators on such matters shall be final and conclusive and a judgment on such decision may be entered in any federal or Arizona court of competent jurisdiction. Such arbitrators shall have no power to modify or amend any of the provisions of this Note and their jurisdiction is limited accordingly. Any arbitration will occur in Maricopa County, Arizona or such other place as the parties may agree. Any part requesting arbitration hereunder shall give notice to the other party ten (10) days prior to requesting arbitration hereunder.

     All agreements between Borrower and DOC are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to DOC for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and DOC in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of Arizona from time to time in effect. If, from any circumstance whatsoever, fulfillment of any provision hereof or of the Loan Agreement or the Security Documents at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances DOC should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and DOC.

     If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, Borrower will pay a reasonable attorney's fee to the holder hereof together with reasonable costs and expenses of collection.

     Borrower shall remain primarily liable on this Note and the Security Documents until full payment, unaffected by any agreement or transaction between DOC and any subsequent Borrower as to payment of principal, interest or other moneys, by any forbearance or extension of time, guaranty or assumption by others, or by any other matter, as to all of which notice is hereby waived by Borrower.

     Notwithstanding any other provision of this Note or the Loan Agreement to the contrary, it is specifically understood and agreed that the obligations of the Borrower are without recourse to Borrower or any assets of the Borrower other than the Collateral and DOC and any other holder of this Note shall look solely to the Collateral for the satisfaction hereof and will not seek recourse against Borrower or any of the assets of Borrower other than the Collateral for the satisfaction hereof.

     It is also specifically understood and agreed that this Note has been entered into in connection with the transactions contemplated by (i) the Capital Contribution Agreement ("Subscription Agreement") between Gila River Telecommunications, Inc., a corporation formed pursuant to Gila River Indian Community Resolution Number 91-175 (the "Corporation") and Associated Telecommunications and Technologies, Inc. ("ATTI"); (ii) the Stock Redemption Agreement (the "Redemption Agreement") by and between the Corporation and Gila River Indian Community ("GRIC"); (iii) the Assignment and Assumption Agreement (the "Assignment and Assumption Agreement") by and between Dobson Cellular of Arizona, Inc. ("DCA") and Borrower; (iv) the Loan Agreement; (v) the Second Amended and Restated Partnership Agreement ("Partnership Agreement") of Gila River Cellular General Partnership (the "Partnership") by and between Borrower and DCA; and (vi) the Purchase Agreement (the "Purchase Agreement") by and among Aztel, Inc., the Corporation, U.S. West NewVector Group, Inc., Tohono O'odham Utility Authority and DCA (the Redemption Agreement, Assignment and Assumption Agreement, Loan Agreement, the Partnership Agreement and the Purchase Agreement together, the "Reorganization Documents") and that drafts of the Reorganization Documents have been provided to the Borrower and DOC. If any of the transactions contemplated by the Reorganization Documents should fail to occur, then this Note and the transactions contemplated hereby shall be null and void and of no further force or effect.

     Borrower acknowledges and agrees that this Note and the Security Documents are being pledged and assigned by DOC to CoreStates Bank, N.A., as Administrative Agent, as collateral security for the obligations of DOC under the Senior Loan Agreement (as defined in the Loan Agreement) and agrees to make payments hereunder to the Administrative Agent consistent with the terms hereof in the event the Administrative Agent enforces its rights as assignee hereof.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first above written.

WITNESS:                           GILA RIVER TELECOMMUNICATIONS
                                   SUBSIDIARY, INC.


__________________________         By: ____________________________________
                                     Title: _________________________


This Note is hereby endorsed in favor of and assigned to CoreStates Bank, N.A., as Administrative Agent under the Senior Loan Agreement (as defined in the Loan Agreement)

Attest:                              DOBSON OPERATING COMPANY


_________________________            By: __________________________________